UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(d)          Director Election.

Effective September 24, 2026, following a recommendation by its Nominating and Governance Committee, the Board of Directors (the “Company Board”) of First United Corporation (the “Company”) elected Steven R. Stuck, Shawn Bender, and Nina Beitzel to serve as directors until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualify. The Company Board expects to appoint Mr. Stuck to serve on its Audit, Risk and Compliance, and ALCO Committees, Mr. Bender to its Trust, Risk and Compliance, and ALCO Committees, and Ms. Beitzel to its Trust, Loan, and ALCO Committees. Messes. Stuck and Bender and Ms. Beitzel will also serve on the board of directors (together with the “Company Board”, the “Boards”) of First United Bank & Trust, the Company’s wholly-owned trust company subsidiary.

Mr. Stuck is the CEO and owner of Stuck Enterprises, Inc., the parent company of several oil and propane businesses. He brings extensive expertise in corporate scaling, mergers and acquisitions, strategic expansion, asset management, and franchise and retail operations. Mr. Stuck holds a Master’s Degree in Public Administration and has built a distinguished career focused on driving organizational growth, operational excellence, and long-term value creation. Beyond his professional accomplishments, Mr. Stuck is deeply committed to community leadership and service. He serves on the boards of the Garrett Regional Medical Center Foundation, the Garrett County Chamber of Commerce, Gibraltar Captive Insurance Company, and the Greene County, Pennsylvania Industrial Development Board. He is also an active supporter of the Special Olympics of Garrett County. The Boards believe that his combination of business acumen, strategic leadership, and community engagement makes him a valuable addition to any organization’s board and leadership team.

Mr. Bender serves as Chief Executive Officer of Beitzel Corporation, the parent organization of Pillar Innovations, and Beitzel Corporate Services. Under his leadership, the companies provide comprehensive civil, mechanical, electrical, fabrication, machining, and 24/7 industrial support services to the energy, utility, and heavy industrial sectors across the United States. Shawn brings extensive experience in operational leadership, strategic growth, and workforce development, helping position Beitzel Corporation as a trusted partner in complex industrial markets.  In addition to his business leadership, Shawn is deeply committed to community service and economic development. He serves as President of the Goodwill Retirement Community Board, and on the Boards of the Tri-State Growth and Commerce Coalition, and the Garrett County Development Corporation. He is also an active member of the Accident Volunteer Fire Department, reflecting his dedication to supporting and strengthening the communities where he lives and works.

Ms. Beitzel is an accomplished real estate executive, entrepreneur, and business leader with more than a decade of experience in sales, marketing, business development, and organizational leadership. A consistently recognized top-producing REALTOR®, Ms. Beitzel serves as Vice President and Partner of Railey Realty, where she combines high-level sales performance with company leadership, agent development, and strategic growth. She is also part owner and Managing Partner of Deep Creek Title, as well as current President of the Garrett County Board of REALTORS® . Beyond her real estate ventures, Ms. Beitzel and her husband own and manage a portfolio of 35 rental units throughout Garrett County, Maryland, and she is the founder of Nina B Fitness, an online fitness platform. Her diverse professional experience reflects a proven ability to build businesses, lead teams, identify opportunities, and successfully manage multiple ventures. An active volunteer and supporter of local schools, charities, community organizations, and Chamber of Commerce events, Ms. Beitzel is committed to strengthening the Garrett County community and fostering opportunities for growth and engagement.

For their service on the Boards, each of the new directors will receive regular director’s fees, which are subject to change at the discretion of the Boards and are disclosed each year in the Company’s definitive proxy statement for the annual meeting of shareholders. Current director compensation was disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2026 under the heading, “DIRECTOR COMPENSATION”, which discussion is incorporated herein by reference. For the period between his/her election and the 2027 annual meeting of shareholders, each will receive a cash retainer of $8,750 and a grant of 583 fully-vested shares of common stock of the Company (“Common Stock”).  They may elect to receive some or all of their cash retainer in shares of Common Stock.  The number of shares paid in lieu of a cash retainer will be determined by dividing the portion of the cash retainer to be paid in shares by the mean between the high and low sales price of a share of Common Stock on the trading day immediately preceding the payment date, as reported on The NASDAQ Stock Market.  In addition, each of the directors will receive a cash fee of $1,000 for each meeting of the Company Board and/or the Bank Board that they attend, which will be reduced to $200 when special meetings are called and the meeting lasts less than two hours or is related to regulatory matters.  Directors do not receive more than one cash fee when the Company Board and the Bank Board meet together.  For their committee service, they will receive a cash fee of $500 for attending each meeting of a committee of the Company Board, and a cash fee of $500 for attending each meeting of a committee of the Bank Board.

All directors are permitted to participate in the Company’s Amended and Restated Executive and Director Deferred Compensation Plan (subject to any eligibility or other requirements thereof), the material terms of which were summarized in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of shareholders that was filed with the Securities and Exchange Commission on March 25, 2026 under the heading, “Remuneration of Executive Officers”.

Since the beginning of the Company’s fiscal year ended December 31, 2024, neither the Company nor any of its subsidiaries has engaged in any transaction with any of the new directors, or with any of their related interests, for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and no such transaction is currently proposed for the fiscal year ending December 31, 2026.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: September 29, 2026	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Executive Vice President & CFO